UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Forum Merger IV Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORUM MERGER IV CORPORATION
1615 South Congress Avenue, Suite 103
Delray Beach, Florida 33445

PROXY STATEMENT FOR SPECIAL MEETING
IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF
FORUM MERGER IV CORPORATION

Dear Stockholders of Forum Merger IV Corporation:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Forum Merger IV Corporation (“Company,” “we,” “us” or “our”) to be held at 10:30 a.m., local time, on March 7, 2023. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/forummergeriv/2023.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote over the Internet by accessing the Internet website specified in the accompanying proxy card or voting instruction form and following the instructions provided to you, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. It is strongly recommended that you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend. Instructions on how to vote your shares are on the proxy materials you received for the special meeting.

At the special meeting, you will be asked to consider and vote upon the following proposals to:

(a)     amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date (the “completion window”, and any extensions of that date pursuant to the Extension Amendment Proposal, an “Extension”) by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 22, 2023 (such date, the “Current Outside Date”) to April 22, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by Forum Investors IV LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 (each, an “Additional Charter Extension Date”) or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto (“the Extension Amendment Proposal”);

(b)    elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”);

(c)     amend (the “Founder Share Amendment”) the charter to provide holders of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B Common Stock” and, collectively with the Class A Common Stock, the “common stock”) the right to convert any and all their Class B Common Stock into Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

(d)    amend (the “Redemption Limitation Amendment”) the charter to delete the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”);

(e)     amend (the “Liquidation Amendment”) the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

(f)     approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment become effective, in the event that we have not consummated an initial business combination by April 22, 2023, without approval of the holders of the Company’s public shares (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date (or Additional Charter Extension Date, if applicable), extend the Extended Date up to seven additional times until November 22, 2023, or a total of up to eight months after the Current Outside Date, provided that we deposit from the Company’s working capital account into the trust account (as defined below), for each such additional month, the lesser of (a) $175,000 or (b) $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month (the “Monthly Deposit”), for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each public share then outstanding (if all additional extensions are exercised) (the “Extension Deposits”). In the event the Company’s working capital account has been depleted, Forum Investors IV LLC, a Delaware limited liability company, our sponsor (the “Sponsor,” or one of more of its affiliates, members of third party designees (collectively, the “Lender”)) shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note (the “Note”), which the Company shall deposit into the trust account. If we complete a business combination and have borrowed money from the Lender under the Note, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into units of the post-business combination entity at a price of $10.00 per unit at the option of the Lender, which units will be identical to the private placement units (as defined below). Additionally, if we do not complete a business combination by the Extended Date (or Additional Charter Extension Date, if applicable), and a Note has been issued to us by the Lender, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of the Note, which the Company shall deposit into the trust account.

The purpose of the Extension Amendment Proposal is to allow the Company sufficient time to complete its initial business combination. The purpose of the Founder Share Amendment Proposal is to allow the Company to convert the founder shares at any point in time prior to the business combination and give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following any stockholder redemptions. The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) in order to consummate the business combination. The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date (or Additional Charter Extension Date, if applicable) (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable), as well as the planned implementation of the Excise Tax (as defined herein) beginning in 2023. The charter currently provides that the Company has 24 months after the closing of the Company’s initial public offering (the “IPO”), or until March 22, 2023, to complete a business combination. Our Board believes that there will not be sufficient time before March 22, 2023 to complete a business combination. The purpose of the Extension Amendment Proposal is to allow the Company sufficient time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. On September 29, 2022, the Company entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date (or Additional Charter Extension Date, if applicable). In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Therefore, the Board has determined that it is in the best interests of the Company and its stockholders to amend the charter to extend the date by which the Company must complete an initial business combination from March 22, 2023 to April 22, 2023 or such later date as described in this proxy statement, the Extended Date (or Additional Charter Extension Date, if applicable). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. In addition to an Extension, the other proposed changes to the charter will give the Company further flexibility to retain stockholders and meet the continued listing requirements of The Nasdaq Capital Market (“Nasdaq”) following any stockholder redemptions. All holders of founder shares have agreed that in the event the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are effected and the holder elects to convert founder shares into Class A Common Stock, then the holder shall not vote any Class A Common Stock the holder receives pursuant to such conversion until a business combination has been consummated. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, we will hold another stockholder meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a proposed business combination.

In connection with the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest (net of taxes payable), divided by the number of then outstanding shares of the Class A Common Stock included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks stockholder approval of an initial business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable) or if the Company has not completed a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Based upon the amount held in the trust account as of February 9, 2023, which was $341,526,750.01, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.16 at the time of the special meeting. The closing price of the Company’s Class A Common Stock on February 9, 2023, the most recent closing price, was $10.12. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 10:00 a.m., Eastern Time, on March 5, 2023 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by March 22, 2023.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present and entitled to vote thereon at the special meeting when a quorum is present, voting as a single class.

Approval of the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal each require the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon, voting as a single class.

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present in person online or represented by proxy at the special meeting and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.

Our Board has fixed the close of business on February 3, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Director Election Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal.

All our stockholders are cordially invited to attend the special meeting in person online. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If you are a stockholder of record holding shares of common stock, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than February 28, 2023 to obtain this information.

A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting in person online or not, please sign, date and return your proxy card as soon as possible. If you are a stockholder of record, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the special meeting by obtaining a proxy from your brokerage firm or bank and following the instructions detailed herein.

On behalf of our board of directors, we would like to thank you for your support of Forum Merger IV Corporation.

February 10, 2023	By Order of the Board of Directors
/s/ Marshall Kiev
Marshall Kiev
Co-Chief Executive Officer,
President and Director
/s/ David Boris
David Boris
Co-Chief Executive Officer,
Chief Financial Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated February 10, 2023 and is first being mailed to our stockholders on or about February 13, 2023.

FORUM MERGER IV CORPORATION
1615 South Congress Avenue, Suite 103
Delray Beach, Florida 33445

NOTICE OF SPECIAL MEETING
IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF
FORUM MERGER IV CORPORATION

Dear Stockholders of Forum Merger IV Corporation:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Forum Merger IV Corporation (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:30 a.m., local time, on March 7, 2023 as a virtual meeting. You will be able to attend, vote your shares, view the list of stockholders entitled to vote at the special meeting and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/forummergeriv/2023. You are cordially invited to attend the meeting.

At the special meeting, you will be asked to consider and vote on proposals to:

(a)     Proposal No. 1 — The Extension Amendment Proposal — amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date (the “completion window”, and any extensions of that date pursuant to the Extension Amendment Proposal, an “Extension”) by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 22, 2023 (such date, the “Current Outside Date”) to April 22, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by Forum Investors IV LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 (each, an “Additional Charter Extension Date”) or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto (we refer to this proposal as the “Extension Amendment Proposal”);

(b)    Proposal No. 2 — The Director Election Proposal — elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified (we refer to this proposal as the “Director Election Proposal”);

(c)     Proposal No. 3 — The Founder Share Amendment Proposal — amend (the “Founder Share Amendment”) the charter to provide holders of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B Common Stock” and, collectively with the Class A Common Stock, the “common stock”) the right to convert any and all their Class B Common Stock into Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (we refer to this proposal as the “Founder Share Amendment Proposal”);

(d)    Proposal No. 4 — The Redemption Limitation Amendment Proposal — amend (the “Redemption Limitation Amendment”) the charter to delete the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (we refer to this proposal as the “Redemption Limitation Amendment Proposal”);

(e)     Proposal No. 5 — The Liquidation Amendment Proposal — amend (the “Liquidation Amendment”) the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement (we refer to this proposal as the “Liquidation Amendment Proposal”); and

(f)     Proposal No. 6 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment become effective, in the event that we have not consummated an initial business combination by April 22, 2023, without approval of the holders of the Company’s public shares (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date (or Additional Charter Extension Date, if applicable), extend the Extended Date up to seven additional times until November 22, 2023, or a total of up to eight months after the Current Outside Date, provided that we deposit from the Company’s working capital account into the trust account (as defined below), for each such additional month, the lesser of (a) $175,000 or (b) $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month (the “Monthly Deposit”), for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each public share then outstanding (if all additional extensions are exercised) (the “Extension Deposits”). In the event the Company’s working capital account has been depleted, Forum Investors IV LLC, a Delaware limited liability company, our sponsor (the “Sponsor,” or one of more of its affiliates, members of third party designees (collectively, the “Lender”)) shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note (the “Note”), which the Company shall deposit into the trust account. If we complete a business combination and have borrowed money from the Lender under the Note, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into units of the post-business combination entity at a price of $10.00 per unit at the option of the Lender, which units will be identical to the private placement units (as defined below). Additionally, if we do not complete a business combination by the Extended Date (or Additional Charter Extension Date, if applicable), and a Note has been issued to us by the Lender, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of the Note, which the Company shall deposit into the trust account.

The purpose of the Extension Amendment Proposal is to allow the Company sufficient time to complete its initial business combination, which our Board believes is in the best interests of the Company’s stockholders. The charter currently provides that the Company has 24 months after the closing of the Company’s initial public offering (the “IPO”), or until March 22, 2023, to complete a business combination. Our Board believes that there will not be sufficient time before March 22, 2023 to complete a business combination. On September 29, 2022, the Company entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date (or Additional Charter Extension Date, if applicable). In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Therefore, the Board has determined that it is in the best interests of the Company and its stockholders to amend the charter to extend the date by which the Company must complete an initial business combination from March 22, 2023 to April 22, 2023 or such later date as described in this proxy statement, the Extended Date (or Additional Charter Extension Date, if applicable). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The purpose of the Founder Share Amendment Proposal is to allow the Company to convert the founder shares at any point in time prior to the business combination and give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following any stockholder redemptions. The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the business combination. The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date (or Additional Charter Extension Date, if applicable) (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable), as well as the planned implementation of the Excise Tax (as defined herein) beginning in 2023. Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present and entitled to vote thereon at the special meeting when a quorum is present, voting as a single class. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon, voting as a single class. Approval of the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal each require the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present in person online or represented by proxy at the special meeting and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.

In connection with the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks stockholder approval of an initial business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable) or if the Company has not completed a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)     prior to 10:00 a.m., Eastern Time, on March 5, 2023 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor is Forum Investors IV LLC. The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to founder shares and the shares of Class A Common Stock underlying the private placement units (the “private placement shares”) purchased in the IPO held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 22, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that the Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.16 (based on the amount held in the trust account as of February 9, 2023). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.16, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the approval of the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date (or Additional Charter Extension Date, if applicable). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date (or Additional Charter Extension Date, if applicable) if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be only a small fraction of the approximately $341,526,750.01 that was in the trust account as of February 9, 2023. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The record date for the special meeting is February 3, 2023. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 43,003,916 outstanding shares of the Company’s common stock including 34,603,539 outstanding public shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of the Company’s common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing FMIV.info@investor.morrowsodali.com. This notice of special meeting and the proxy statement are available at https://www.cstproxy.com/forummergeriv/2023.

February 10, 2023	By Order of the Board of Directors
/s/ Marshall Kiev
Marshall Kiev
Co-Chief Executive Officer,
President and Director
/s/ David Boris
David Boris
Co-Chief Executive Officer,
Chief Financial Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on March 7, 2023:    This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/forummergeriv/2023.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        our ability to complete our initial business combination;

•        our ability to enter into a definitive agreement regarding a business combination with the LOI Target;

•        the anticipated benefits of an initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance, including the volatility of the market price and liquidity of the public shares and other securities of the Company.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the United States Securities and Exchange Commission (the “SEC”) on March 24, 2022, our subsequent Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting to be held virtually on March 7, 2023, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2021 for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In March 2021, the Company consummated its IPO from which it derived gross proceeds of $300,000,000. In connection with the IPO, the underwriters were granted an option to purchase up to 4,500,000 units to cover over-allotments, if any. On March 30, 2021, in connection with the underwriters’ partial exercise of their over-allotment option, the Company consummated the sale of an additional 3,601,509 units at a price of $10.00 per unit and the sale of an additional 72,301 private placement units at a price of $10.00 per private placement unit, generating total gross proceeds of $36,738,100. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination consummated on or before a certain date (in our case, March 22, 2023). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date (or Additional Charter Extension Date, if applicable) in order to allow the Company sufficient time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.      to amend our charter to extend the date by which the Company has to consummate a business combination from March 22, 2023 to April 22, 2023 or such earlier date as determined by the Board, and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board if requested by our Sponsor and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto;

2.      to elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified;

3.      to amend the charter to provide holders of Class B Common Stock the right to convert any and all their Class B Common Stock into Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder;

4.      to amend the charter to delete the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions;

5.      to amend the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement; and

6.      to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Why is the Company proposing the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal?

The purpose of the Extension Amendment Proposal is to allow the Company sufficient time to complete its initial business combination, which our Board believes is in the best interests of the Company’s stockholders. The charter currently provides that the Company has 24 months after the closing of the Company’s IPO, or until March 22, 2023, to complete a business combination. Our Board believes that there will not be sufficient time before March 22, 2023 to complete a business combination. On September 29, 2022, the Company entered into a letter of intent with the LOI Target that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date (or Additional Charter Extension Date, if applicable). In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Therefore, the Board has determined that it is in the best interests of the Company and its stockholders to amend the charter to extend the date by which the Company must complete an initial business combination from March 22, 2023 to April 22, 2023 or such later date as described in this proxy statement, the Extended Date (or Additional Charter Extension Date, if applicable). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Founder Share Amendment Proposal is to allow the Company to convert the founder shares at any point in time prior to the business combination and give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following any stockholder redemptions. The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) in order to consummate the business combination. The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date (or Additional Charter Extension Date, if applicable) (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable), as well as the planned implementation of the Excise Tax (as defined herein) beginning in 2023. While we are currently in active negotiations with respect to a business combination and have entered into a non-binding letter of intent with the LOI Target, the Board currently believes that there will not be sufficient time before the Current Outside Date to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a potential business combination. In addition to an Extension, the other proposed changes to the charter will give the Company further flexibility to retain stockholders and meet the continued listing requirements of The Nasdaq Capital Market (“Nasdaq”) following any stockholder redemptions. All holders of founder shares have agreed that in the event the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are effected and the holder elects to convert founder shares into Class A Common Stock, then the holder shall not vote any Class A Common Stock the holder receives pursuant to such conversion until a business combination has been consummated. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, we will hold another stockholder meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a proposed business combination.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment become effective, in the event that we have not consummated an initial business combination by April 22, 2023, without approval of the holders of the Company’s public shares, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date (or Additional Charter Extension Date, if applicable), extend the Extended Date up to seven additional times until November 22, 2023, or a total of up to eight months after the Current Outside Date, provided that we deposit from the Company’s working capital account into the trust account, for each such additional month, the lesser of (a) $175,000 or (b) $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month, for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each public share then outstanding (if all additional extensions are exercised). In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note, which the Company shall deposit into the trust account. If we complete a business combination and have borrowed money from the Lender under the Note, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into units of the post-business combination entity at a price of $10.00 per unit at the option of the Lender, which units will be identical to the private placement units. Additionally, if we do not complete a business combination by the Extended Date (or Additional Charter Extension Date, if applicable), and a Note has been issued to us by the Lender, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of the Note, which the Company shall deposit into the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Why should I vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). The Extension would give the Company the opportunity to complete a business combination.

The charter provides that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by March 22, 2023 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, including the fact that we are in active negotiations regarding a business combination and have entered into a non-binding letter of intent with the LOI Target, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal, if such amendment is approved, the holder may, but is not required to, redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will have until the Extended Date (or Additional Charter Extension Date, if applicable) to complete a business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The Sponsor is not entitled to redeem the founder shares it holds, and the Sponsor and the underwriters of the IPO are not entitled to redeem the shares of Class A Common Stock underlying the private placement units (the “private placement shares”) purchased by them in the IPO. On the record date, the Sponsor beneficially owned and was entitled to vote 8,400,377 founder shares and the Sponsor and the underwriters beneficially owned and were entitled to vote an aggregate of 1,002,030 private placement shares. The founder shares and private placement shares collectively represent 22% of the Company’s issued and outstanding common stock.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal. None of the Company’s Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present and entitled to vote thereon at the special meeting when a quorum is present, voting as a single class.

What vote is required to adopt the Founder Share Amendment?

Approval of the Founder Share Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

What vote is required to adopt the Redemption Limitation Amendment?

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

What vote is required to adopt the Liquidation Amendment?

Approval of the Liquidation Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

What vote is required to elect the directors?

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon, voting as a single class. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present in person online or represented by proxy at the special meeting and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.

What if I don’t want to vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Liquidation Amendment Proposal?

If you do not want the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment or the Liquidation Amendment to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date (or Additional Charter Extension Date, if applicable) as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved?

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares or private placement shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 22, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

•        negotiating, executing and announcing the entry into a definitive agreement;

•        completing, filing and distributing proxy materials, tender offer documents and/or a registration statement, as may be applicable;

•        holding a special meeting to consider and approve the proposed business combination, if applicable.

The Company is seeking approval of the Extension Amendment Proposal because the Company will not be able to complete all of the tasks listed above prior to March 22, 2023. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company expects to seek stockholder approval of an initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such business combination as soon as possible following stockholder approval.

Upon approval by a majority or 65%, as applicable, of the common stock outstanding as of the record date of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants (as defined below) will remain publicly traded.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares and private placement shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, Forum Capital Management IV LLC (“FCM”), the managing member of the Sponsor, will continue to accrue payments from the Company of $30,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement entered into between the Company and FCM on March 17, 2021 (the “Administrative Support Agreement”), which payments shall be accelerated if the Company consummates the initial business combination prior to the end of the 24-month term, or $720,000 in the aggregate.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies (each a “SPAC”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC that has not entered into a definitive agreement for business combination within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the trust account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating as an unregistered investment company, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and, thereafter, to hold all funds in the trust account in an interest-bearing bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in an interest-bearing bank deposit account. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest-bearing bank deposit account.”

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed business combination, you will be able to vote on a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person online at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445, Attn: Secretary.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee then you are the beneficial owner of shares held in “street name” and you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee or you could vote your shares in person online at the special meeting. If your shares are held in street name, and you wish to attend and vote your shares at the special meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than February 28, 2023 to obtain this information.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are represented in person online or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on February 3, 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 43,003,916 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a stockholder of record. As a stockholder of record, you may vote in person online at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person online at the special meeting unless you first request and obtain a valid proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than February 28, 2023 to obtain this information.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares, private placement shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved?

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved?

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will continue to attempt to consummate a business combination until the Extended Date (or Additional Charter Extension Date, if applicable), and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

Stockholder of Record: If you are a holder of record of Company common stock, there are two ways to vote:

•        In person online: You may vote in person online at the special meeting.

•        By mail: You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person online if you have already voted by proxy.

Beneficial Owner: If you are a beneficial owner of shares held in “street name,” there are two ways to vote:

•        In person online: If are the beneficial owner of shares held in “street name” and you wish to attend the special meeting and vote in person online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than February 28, 2023 to obtain this information.

•        By mail: If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Whether or not you plan to attend the special meeting in person online, we urge you to vote by proxy to ensure your vote is counted.

How do I redeem my shares of common stock?

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 10:00 a.m., Eastern Time, on March 5, 2023 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $35,000. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Forum Merger IV Corporation
1615 South Congress Avenue, Suite 103
Delray Beach, Florida 33445
Attn: Marshall Kiev and David Boris
Telephone: (212) 739-7860

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: FMIV.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 10:00 a.m., Eastern Time, on March 5, 2023 (two business days prior to the vote at the special meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for our IPO, (ii) Annual Report on Form 10-K filed with the SEC on March 24, 2022, (iii) subsequent Quarterly Reports on Form 10-Q, as filed with the SEC, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal could be imposed on us in connection with redemptions by us of our shares or our liquidation.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations) beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently March 22, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented as described in the this proxy statement, funds in trust, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a business combination or liquidation of the Company.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Consequently, a substantial risk remains that any redemptions would be subject to the Excise Tax, including in circumstances where we either engage in a business combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.

Because the application of the Excise Tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of our shares of Class A Common Stock or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, an extension or otherwise (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of a redemption treated as a repurchase of stock) and (v) the content of regulations and other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required payment of the Excise Tax have not yet been determined. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest-bearing bank deposit account.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria.

To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of the registration statement for its IPO. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate a business combination since such time (or approximately 23 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of February 3, 2023, the record date, amounts held in trust account included approximately $219,816.59 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 17, 2023, instruct Continental Stock

Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank deposit account (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in an interest-bearing bank deposit account.

The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:30 a.m./p.m., local time, on March 7, 2023 as a virtual meeting. You will be able to attend, vote your shares, view the list of stockholders entitled to vote at the special meeting and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/forummergeriv/2023.

At the special meeting, stockholders are being asked to consider and vote on proposals to:

(a)     Proposal No. 1 — The Extension Amendment Proposal — amend the charter to extend the date by which the Company has to consummate a business combination from March 22, 2023 to April 22, 2023 or such earlier date as determined by the Board, and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board if requested by our Sponsor and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto;

(b)    Proposal No. 2 — The Director Election Proposal — elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified;

(c)     Proposal No. 3 — The Founder Share Amendment Proposal — amend the charter to provide holders of Class B Common Stock the right to convert any and all their Class B Common Stock into Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder;

(d)    Proposal No. 4 — The Redemption Limitation Amendment Proposal — amend the charter to delete the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions;

(e)     Proposal No. 5 — The Liquidation Amendment Proposal — amend the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement; and

(f)     Proposal No. 6 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on February 3, 2023, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 43,003,916 outstanding shares of Company common stock entitled to vote, of which 8,400,377 were founder shares and 1,002,030 were private placement shares.

Votes Required

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present and entitled to vote thereon at the special meeting when a quorum is present, voting as a single class. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon, voting as a single class. Approval of the Founder Share Amendment Proposal, the

Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal each require the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.

A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the proposals, other than with respect to the Director Election Proposal or the Adjournment Proposal, which such failure to vote will have no effect on the outcome of such proposals.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person online. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record. If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Marshall Kiev and David Boris to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person online by attending the special meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the special meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than February 28, 2023 to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the special meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting and follow the instructions detailed above on how to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked prior to the special meeting by filing with the Secretary at Forum Merger IV Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting virtually and voting in person online.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person online but you hold your shares through a broker, bank or other agent, you must follow the instructions detailed above on how to attend the special meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $35,000. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: FMIV.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445. Our telephone number at such address is (212) 739-7860.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our officers and directors are as follows:

Name	Age	Position
Marshall Kiev	54	Co-Chief Executive Officer, President and Director
David Boris	62	Co-Chief Executive Officer, Chief Financial Officer and Director
Neil Goldberg	70	Director
Richard Katzman	66	Director
Steven Berns	58	Director
Tony Kiam	63	Director

Marshall Kiev, 54, has been our Co-Chief Executive Officer, President and Director since inception. He has over 28 years of deal sourcing and principal investment experience in both family office and private equity settings. He has been the President and Founder of MK Capital Partners, a private investment firm, since 2016. The firm’s primary investment strategies include direct private equity, growth equity and venture capital. Mr. Kiev was Co-Chief Executive Officer, President and Director of Forum Merger Corporation (“Forum I”) until its business combination with ConvergeOne (Nasdaq: CVON), was Co-Chief Executive Officer, President and Director of Forum Merger II Corporation (“Forum II”) until its business combination with Tattooed Chef (Nasdaq: TTCF), and was the Co-Chief Executive Officer, President and Director of Forum Merger III Corporation (“Forum III”) until its business combination with Electric Last Mile Solutions, Inc. (Nasdaq: ELMS). Mr. Kiev was previously a Director of Cohen Private Ventures, or CPV, from 2013 to 2016. CPV is a family office investing long-term capital in direct private investments and other opportunistic transactions. Prior to his position with CPV, Mr. Kiev was Chief of Staff at S.A.C. Capital Advisors, L.P., an investment firm, from 2010 to 2013. Prior to joining S.A.C., Mr. Kiev was President of Alternative Investments at Family Management Corporation, a multi-family office, from 2007 to 2009, where he oversaw a portfolio of investments in hedge funds and private equity funds. Previously, Mr. Kiev was a Partner at Main Street Resources, a middle-market private equity firm, from 2000 to 2007. He began his career in 1989 at Family Management Corporation where he held a variety of roles over more than a decade. Mr. Kiev is an active member of the Young Presidents’ Organization. Mr. Kiev received an MBA degree from the Stern School of Business at New York University and a BA degree also from New York University. We believe Mr. Kiev is well-qualified to serve as a member of our board of directors due to his extensive financial experience, his asset management experience and his experience as an executive officer and director of Forum I, Forum II and Forum III.

David Boris, 62, has been our Co-Chief Executive Officer, Chief Financial Officer and Director since inception. He served as Co-Chief Executive Officer, Chief Financial Officer and Director of Forum I from its inception in November 2016 until Forum I’s business combination with ConvergeOne and served as a member of ConvergeOne’s board of directors from the business combination until ConvergeOne’s acquisition by CVC in January 2019 at $12.50 per share. He has also served as Co-Chief Executive Officer, Chief Financial Officer and Director of Forum II from its inception in May 2018 until Forum II’s business combination with Tattooed Chef and continues to serve on the board of directors of Tattooed Chef. He has also served as the Co-Chief Executive Officer, Chief Financial Officer and Director of Forum III from its inception in June 2019 until Forum III’s business combination with Electric Last Mile Solutions, Inc. and had continued to serve on the board of directors of Electric Last Mile Solutions, Inc. until Electric Last Mile Solutions, Inc. and its subsidiary, Electric Last Mile, Inc. ceased operations and commenced bankruptcy proceedings on June 14, 2022. He has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in approximately 20 SPAC transactions as an advisor, investment banker and/or officer or board member, including ten business combinations totaling over $5.0 billion. Mr. Boris served as Senior Managing Director and Head of Investment Banking at Pali Capital, Inc., an investment banking firm, from 2007. Mr. Boris served as President of Ladenburg Thalmann Group Inc. from 1999 to 2000, and was also Executive Vice President and Head of Investment Banking at Ladenburg Thalmann & Co. Inc. from 1998 to 2000. In addition, he was a co-founder, director, and a principal stockholder of Brenner Securities Corporation and its successors. Prior to Brenner, Mr. Boris was at Oppenheimer & Company Inc., as a Senior Vice President and Limited Partner. Mr. Boris began his career as a member of the Business Development Group of W.R. Grace & Company, from 1984 to 1985. He is an active member of the Young Presidents’ Organization, an organization with over 25,000 members who are in the top position of a qualifying company or division and are directly responsible for all operations of such business or division. Mr. Boris received a M.B.A. from Columbia University Business School and a B.A. from Vassar College, cum laude. We believe Mr. Boris is well qualified to serve as a member of the board due to his wide range of experience in capital market activities as well as his activities in special purpose acquisition companies and asset management, including his experience as an executive officer and director of Forum I, Forum II and Forum III.

Neil Goldberg, 70, has served on our Board since the IPO and is an independent director. Mr. Goldberg served as a director of Forum I from its initial public offering until the business combination with ConvergeOne, as a director of Forum II from its initial public offering until the business combination with Tattooed Chef and as a director of Forum III from its initial public offering until the business combination with Electric Last Mile Solutions, Inc. Mr. Goldberg had continued to serve on the board of directors of Electric Last Mile Solutions, Inc. until Electric Last Mile Solutions, Inc. and its subsidiary, Electric Last Mile, Inc. ceased operations and commenced bankruptcy proceedings on June 14, 2022. He has 45 years of retailing, merchandising, general management and real estate experience. Mr. Goldberg has served as President and CEO of Raymour and Flannigan Furniture and Holdings, one of the largest furniture retailers in the United States, since 1972. He has led the growth of Raymour and Flannigan from three local stores to its current 106 locations across seven Northeast states employing more than 4,700 people. In addition, Mr. Goldberg has been active on numerous national industry boards including the National Home Furnishing Association, the Home Furnishing Council, the American Furniture Hall of Fame and FurnitureFan.com. He has also participated on the board of local and national charitable organizations including the HSBC Bank Regional Board, the Metropolitan Development Association, Say Yes to Education, the Salvation Army of Central New York and the Syracuse University School of Management. Mr. Goldberg has been honored for his work as a recipient of the Ernst and Young Entrepreneur of the Year, the City of Hope Spirit of Life Award and the Anti-Defamation League American Heritage Award. Mr. Goldberg received a B.S. in accounting from the Syracuse University School of Management. We believe Mr. Goldberg is well-qualified to serve as a member of the board due to his experience in operations and real estate and his experience as a director of Forum I, Forum II and Forum III.

Richard Katzman, 66, has served on our Board since the IPO and is an independent director. Mr. Katzman served as a Director of Forum Merger I, II and III Corporations and is a private investor in early-stage companies and a member of the New York Angels investing group. He is also an Executive Director and board member of Noodle Education, a leading provider of online Masters programs and other education services, based in New York City. Mr. Katzman was previously a director of ConvergeOne. Mr. Katzman was Chairman & CEO of Kaz, Incorporated, a multinational consumer appliance company, until its sale in December 2010. Kaz’s products include humidifiers, vaporizers, digital thermometers, hot/cold therapy, heaters, fans, and air cleaners. Under his leadership, the company grew from $4 million in annual sales to $500 million by expanding its product offerings, developing international distribution, and pioneering brand extension licensing with global power brands Vicks, Honeywell and Braun. Mr. Katzman also co-founded Terra Firma Software, a provider of enterprise solutions and an early developer of Macintosh applications. Mr. Katzman was a board member of Brown University’s Entrepreneurship Program, the Executive in Residence for the first cohort of the IE-Brown Executive MBA program in 2011-12 and has been a judge in several business plan competitions. Mr. Katzman is on the NY board of Generation Citizen, which provides action civics curriculums to high schools. He was a board member of Princeton Review from its founding in 1982 until 2012 and was a trustee of Columbia Memorial Hospital in Hudson, NY. He is also a member of the Young Presidents’ Organization. Mr. Katzman graduated with an A.B. from Brown University and attended the Singularity University Executive Program. We believe Mr. Katzman is well-qualified to serve as a member of the board due to his experience in finance and operations and his experience as a director of Forum I, Forum II and Forum III.

Steven Berns, 58, has served on our Board since the IPO and is an independent director. He has also served as a director of Forum II from its initial public offering until the business combination with Tattooed Chef, as a director of Forum III from its initial public offering until the business combination with Electric Last Mile Solutions, Inc., and has served as a director of Forum I. Mr. Berns was the Chief Operating Officer and Chief Financial Officer of TripleLift, an advertising technology company reinventing ad placement at the intersection of creative, media and data, from September 2021 to December 2022. Previously, Mr. Berns was the Chief Financial Officer of GTT Communications, Inc. (NYSE: GTT), a leading global cloud networking provider for multinational clients, from April 2020 to December 2020. From September 2015 through June 2019, Mr. Berns served as the Co-Chief Operating Officer and Chief Financial Officer of Shutterstock, Inc. (NYSE: SSTK), a leading global provider of high-quality licensed photographs, vectors, illustrations, videos and music to businesses, marketing agencies and media organizations around the world. From July 2013 through August 2015, Mr. Berns served as Executive Vice President and Chief Financial Officer of Tribune Media (formerly Tribune Company), one of the country’s leading multimedia companies, operating businesses in broadcasting, publishing and digital media. Prior to that time, Mr. Berns was the Executive Vice President and Chief Financial Officer of Revlon, Inc. (NYSE: REV), a worldwide cosmetics and beauty products company, from May 2009 to July 2013. Prior to that time, Mr. Berns was Chief Financial Officer of Tradeweb, LLC, a leading over-the-counter, multi-asset class online marketplace for securities trading and trade processing, from November 2007 until May 2009. From November 2005 until July 2007, Mr. Berns served as President, Chief Financial Officer and Director of MDC Partners Inc. (Nasdaq: MDCA) and from September 2004 to November 2005, Mr. Berns served as Vice Chairman and Executive Vice President of MDC Partners. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of Interpublic Group of Companies, Inc. (NYSE: IPG), an organization of advertising agencies and marketing services companies from August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance at Revlon, Inc. from April 1992 until August 1999, becoming Vice President and Treasurer in 1996. Prior to joining Revlon in 1992, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. Mr. Berns serves on the Board of Directors of Tradeweb Markets (NYSE:TW), and has served on several boards including Shutterstock, Inc. (from 2012 to 2015 as Director and Chairman of the Audit Committee), LivePerson, Inc. (Nasdaq: LPSN from 2002 to 2011 as Director and Chairman of the Compensation Committee). Mr. Berns received a BS from Lehigh University and an MBA from the Stern School of Business at New York University. We believe Mr. Berns is well-qualified to serve as a member of the board due to his extensive experience in finance and operations and his experience as a director of Forum I, Forum II and Forum III.

Tony Kiam, 63, has served on our Board since the IPO and is an independent director. Mr. Kiam has been president of Kiam Ventures LLC and Kiam Equities Corporation since 1996. These are holding companies consisting of diversified passive investments and one operating division, Cirrus Healthcare Products LLC, a manufacturer and distributor of patented and proprietary consumer health products such as Earplanes and WeatherX. Mr. Kiam also serves as Managing Partner of Slasticarna LLC and Slasticarna II LLC, investment funds focused on venture/growth equity companies since 2016. From 2001 to 2014, Mr. Kiam served as CEO and President of lia sophia, the largest direct seller of fashion jewelry in the world prior to the rise of online shopping. He had previously run the Lady Remington Company, the predecessor of lia sophia, and served in a variety of positions at Remington Products since 1986. Mr. Kiam began his career in 1982 as an analyst in the corporate finance department at Drexel Burnham Lambert. Mr. Kiam serves on the Board of Advisors of the Northcreek Mezzanine fund, on the Boards of the Trinity School, New York Junior Tennis and Learning, and is on the Board of Governors of the International Tennis Hall of Fame. He is also a member of the Young Presidents Organization (YPO) and YPO Gold since 1997. Mr. Kiam holds a BA in Government from Harvard College and an MBA from the Stanford University Graduate School of Business. We believe Mr. Kiam is well-qualified to serve as a member of the board due to his extensive experience in finance and operations.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have six directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Goldberg, Katzman and Berns, will expire at the special meeting. The term of office of the second class of directors, consisting of Messrs. Kiev, Boris and Kiam, will expire at the second annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Co-Chief Executive Officers, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Director Independence

The listing standards of Nasdaq require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Goldberg, Katzman, Berns and Kiam are “independent directors” as defined in Rule 10A-3 of the Exchange Act and the rules of the Nasdaq. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Our sponsors, executive officers, directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsors, executive officers, directors and our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of an initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after a business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of an initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Berns, Goldberg, Katzman serve as members of our audit committee, and Mr. Berns chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Berns, Goldberg, Katzman meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Berns qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Berns, Katzman, Goldberg serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Berns, Katzman, Goldberg are independent and Mr. Katzman chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Co-Chief Executive Officers’ compensation, if any is paid by us, evaluating our Co-Chief Executive Officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Co-Chief Executive Officers based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the accrual of the payment to an affiliate of the Sponsor of $30,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support (which payments shall be accelerated if we consummate the initial business combination prior to the end of the 24-month term, or $720,000 in the aggregate) and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination other than any business development consultant or personnel we may engage or employ in connection with our search for and/or consummation of our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Committee Membership, Meetings and Attendance

We currently have the following standing committees:    an audit committee and a compensation committee. Each of the standing committees of our Board is comprised entirely of independent directors.

During the year ended December 31, 2021:

•        our Board did not hold a meeting;

•        our audit committee held four meetings; and

•        our compensation committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the respective committees of which he is a member held during the period such incumbent director was a director during the year ended December 31, 2021.

We encourage all of our directors to attend our annual meetings of stockholders. This special meeting will be in lieu of our first annual meeting of stockholders.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Berns, Katzman, Goldberg and Kiam. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a code of ethics (our “Code of Ethics”) that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form of Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445 or by telephone at (212) 739-7860.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K filed with the SEC on March 24, 2022.

Submitted by:

Audit Committee of the Board of Directors
Steven Berns (Chair)
Neil Goldberg
Richard Katzman

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•        had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

•        been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•        been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•        been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2021 there were no delinquent filers.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445, (212) 739-7860, Attn: Secretary. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

Members of our management team do not have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as a director or officer of the company. Our charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Potential investors should also be aware of the following other potential conflicts of interest:

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        The Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any founder shares and private placement shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, the Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any founder shares or private placement shares held by them if we fail to consummate our initial business combination within 24 months after the closing of our initial public offering. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement units held in the trust account will be used to fund the redemption of our public shares, and the private placement units (and the underlying securities) will expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable by the Sponsor until the earlier of: (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement units, private placement shares and private placement warrants and the Class A Common Stock underlying such warrants, will not be transferable, assignable or saleable by the Sponsor or its permitted transferees until 30 days after the completion of our initial business combination. Since the Sponsor and officers and directors may directly or indirectly own common stock and warrants following our initial public offering, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

•        The Sponsor, our officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from the Sponsor or an affiliate of the Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,200,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units, including as to exercise price, exercisability and exercise period of the underlying warrants.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

In addition, the Sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination. However, we do not believe that any such potential conflicts would materially affect our ability to complete our initial business combination.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
David Boris	Tattooed Chef, Inc.	Food Service	Director

Neil Goldberg	Raymour and Flannigan Furniture and Holdings	Furniture Retailer	President and CEO

Steven Berns	Tradeweb Markets	Financial Services	Director

Tory Kiam	Kiam Ventures LLC	Holding Company	President
	Kiam Equities Corporation	Holding Company	President
	Slasticarna LLC	Investment Fund	Managing Partner
	Slasticarna II LLC	Investment Fund	Managing Partner

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with the Sponsor or our officers or directors or completing the business combination through a joint venture or other form of shared ownership with the Sponsor or our officers or directors. In the event we seek to complete our initial business combination with a business that is affiliated (as defined in our charter) with the Sponsor or our officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA or another independent entity that commonly renders valuation opinions stating that the consideration to be paid by us in such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, pursuant to the letter agreement, the Sponsor, our officers and directors have agreed to vote any founder shares or private placement shares held by them and any public shares purchased during or after the offering (including in open market and privately negotiated transactions) in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our charter provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our charter. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We will purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On January 15, 2021, the Sponsor purchased 8,625,000 founder shares for an aggregate price of $25,000, or approximately $0.003 per share.

The founder shares included an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the initial public offering (assuming the Sponsor did not purchase any public shares in the initial public offering and excluding the private placement shares). As a result of the underwriters’ election to partially exercise their over-allotment option on March 30, 2021, a total of 224,623 founder shares were forfeited and 900,377 founder shares are no longer subject to forfeiture, resulting in an aggregate of 8,400,377 founder shares issued and outstanding.

The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of its founder shares until the earlier to occur of: (A) one year after the completion of a business combination or (B) subsequent to a business combination, (x) if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

On January 28, 2021, we issued an unsecured promissory note to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $300,000. The promissory note was non-interest bearing and payable on the earlier of December 31, 2020 or the completion of the initial public offering. The promissory note was repaid upon the consummation of the initial public offering on March 22, 2021.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we would repay the working capital loans out of the proceeds of the trust account released to us. Otherwise, the working capital loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the working capital loans but no proceeds held in the trust account would be used to repay the working capital loans. Except for the foregoing, the terms of such working capital loans, if any, have not been determined and no written agreements exist with respect to such loans. The working capital loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,200,000 of such working capital loans may be convertible into units of the post business combination entity at a price of $10.00 per unit. The units would be identical to the private placement units.

Administrative Services Agreement

We entered into an agreement with an affiliate of the Sponsor whereby, commencing on March 17, 2021 through the earlier of the consummation of a business combination and our liquidation, we agreed to pay the affiliate $30,000 per month for office space, utilities and secretarial and administrative support (which payments will be accelerated if we consummate our initial business combination prior to the end of our 24-month term, or $720,000 in the aggregate).

We recognized an aggregate of $308,000 in expenses incurred in connection with the aforementioned arrangements with the related parties on our Statement of Operations for the period from January 15, 2021 (inception) through December 31, 2021, respectively.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors have adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our Code of Ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of WithumSmith+Brown, PC, or Withum, acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.

Audit Fees.    For the period from January 15, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $152,955, for the services Withum performed in connection with our initial public offering, reviews of quarterly financial statements on Form 10-Q and the audit of our December 31, 2021 financial statements included in our Annual Report on Form 10-K filed with the SEC on March 24, 2022.

Audit-Related Fees.    For the period from January 15, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    For the period from January 15, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees.    For the period from January 15, 2021 (inception) through December 31, 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

On March 22, 2021, we consummated our IPO of 30,000,000 units at a price of $10.00 per unit (the “units”) generating gross proceeds of $300,000,000 before underwriting discounts and expenses. Each unit consists of one share of the Company’s Class A Common Stock and one redeemable warrant (the “public warrants”). Each public warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. On March 22, 2021, simultaneously with the consummation of our IPO, we completed the private sale of 930,000 units (the “private placement units”) at a price of $10.00 per private placement unit, in a private placement to the Sponsor and the underwriters of the IPO, generating gross proceeds of $9,300,000. In connection with the IPO, the underwriters were granted an option to purchase up to 4,500,000 units to cover over-allotments, if any. On March 30, 2021, in connection with the underwriters’ partial exercise of their over-allotment option, we consummated the sale of an additional 3,601,509 units at a price of $10.00 per unit and the sale of an additional 72,301 private placement units at a price of $10.00 per private placement unit, generating total gross proceeds of $36,738,100.

The Extension Amendment

We are proposing to amend our charter to extend the date by we have to consummate a business combination to the Extended Date (or Additional Charter Extension Date, if applicable). Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter currently provides that the Company has until March 22, 2023 to complete a business combination. While we are currently in active negotiations with respect to a business combination and have signed a non-binding letter of intent with the LOI Target, our Board believes that there will not be sufficient time before March 22, 2023 to complete a business combination. The charter states that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by March 22, 2023 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. Because the Company will not be able to complete an initial business combination by March 22, 2023, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond March 22, 2023 to the Extended Date (or Additional Charter Extension Date, if applicable). If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company expects to seek stockholder approval of an initial business combination.

On September 29, 2022, the Company entered into a letter of intent with the LOI Target that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date (or Additional Charter Extension Date, if applicable). In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Therefore, the Board has determined that it is in the best interests of the Company and its stockholders to amend the charter to extend the date by which the Company must complete an initial business combination from March 22, 2023 to April 22, 2023 or such later date as described in this proxy statement, the Extended Date (or Additional Charter Extension Date, if applicable). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment become effective, in the event that we have not consummated an initial business combination by April 22, 2023, without approval of the holders of the Company’s public shares, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date (or Additional Charter Extension Date, if applicable), extend the Extended Date up to seven additional times until November 22, 2023, or a total of up to eight months after the Current Outside Date, provided that we deposit from the Company’s working capital account into the trust account, for each such additional month, the lesser of (a) $175,000 or (b) $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month, for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each public share then outstanding (if all additional extensions are exercised). In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note, which the Company shall deposit into the trust account. If we complete a business combination and have borrowed money from the Lender under the Note, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into units of the post-business combination entity at a price of $10.00 per unit at the option of the Lender, which units will be identical to the private placement units. Additionally, if we do not complete a business combination by the Extended Date (or Additional Charter Extension Date, if applicable), and a Note has been issued to us by the Lender, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. In the event the Company’s working capital account has been depleted, the Lender shall lend the Company the Monthly Deposit in the form of the Note, which the Company shall deposit into the trust account.

While we are currently in active negotiations with respect to a business combination and have signed a non-binding letter of intent with the LOI Target, the Board believes that there will not be sufficient time before the Current Outside Date to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before March 22, 2023. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension to the Extended Date (or Additional Charter Extension Date, if applicable) is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the applicable completion window.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of a majority of all outstanding shares of common stock, including the founder shares, present and entitled to vote at the meeting to approve such amendment when a quorum is present is required to extend our corporate existence. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above.

Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 22, 2023 to the Extended Date (or Additional Charter Extension Date, if applicable). We intend to hold another stockholder meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active negotiations regarding a business combination and have entered into a non-binding letter of intent with the LOI Target, circumstances warrant providing public stockholders an opportunity to consider a business combination.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

The charter provides that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by March 22, 2023 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, including the fact that we are in active negotiations regarding a business combination and have entered into a non-binding letter of intent with the LOI Target, circumstances warrant providing stockholders an opportunity to consider a transaction.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares or private placement shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 22, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $341,526,750.01 that was in the trust account as of February 9, 2023. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, FCM, the managing member of the Sponsor, will continue to accrue payments from the Company of $30,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement, which payments shall be accelerated if the Company consummates the initial business combination prior to the end of the 24-month term, or $720,000 in the aggregate.

Redemption Rights

In connection with the approval of the Extension Amendment Proposal each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 10:00 A.M. EASTERN TIME ON MARCH 5, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 10:00 a.m., Eastern Time, on March 5, 2023 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. Based on the amount in the trust account as of February 9, 2023, this would amount to approximately $10.16 per share. The closing price of the Class A Common Stock on February 9, 2023, the most recent closing price, was $10.12.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or their affiliates, our officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

•        If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposals and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment Proposal) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposals.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)    such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S. — source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present and entitled to vote thereon at the special meeting when a quorum is present, voting as a single class. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor beneficially owned and was entitled to vote 8,400,377 founder shares and the Sponsor and the underwriters beneficially owned and were entitled to vote 1,002,030 private placement shares. The founder shares and private placement shares collectively represent 22% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment is not approved and we do not consummate a business combination by March 22, 2023, the 8,400,377 shares of common stock held by the Sponsor will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 250,507 warrants included in the private placement units (as they will expire worthless). Such common stock and warrants had an aggregate market value of approximately $85,024,340.59 based on the closing price of $10.12 and $0.05, respectively, on The Nasdaq Capital Market (“Nasdaq”) on February 9, 2023. Each of our officers and directors, and one or more trusts or other entities for the benefit of David Boris, Marshall Kiev and their respective families, is a member of the Sponsor. Forum Capital Management IV LLC is the managing member of the Sponsor and has voting and investment discretion with respect to the common stock held by the Sponsor. Marshall Kiev and David Boris are the managing members of Forum Capital Management IV LLC;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        The Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. Our Board now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Messrs. Goldberg, Katzman and Berns are nominated for election at this special meeting of stockholders as Class I directors, each to hold office until the annual meeting of stockholders in 2024, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the nominees unless the nominees shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The election of each of the director nominees pursuant to the Director Election Proposal, assuming a quorum is present, requires the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock and Class B Common Stock, who, being present in person or by proxy and entitled to vote at the special meeting on the election of directors, vote at the special meeting, voting as a single class. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee. Failure to vote by proxy or to vote in person at the special meeting and abstentions will have no effect on the vote since a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors.

Recommendation of the Board

Our Board recommends that you vote “FOR” each of the director nominees.

PROPOSAL NO. 3 — THE FOUNDER SHARE AMENDMENT PROPOSAL

The Company is proposing to amend its charter to allow the Company to convert the founder shares to Class A Common Stock for a one-for-one basis at any point prior to the business combination at the option of the holder.

The Company believes that given its expenditure of time, effort and money on finding a business combination, including the fact that we are in active negotiations regarding a business combination and have entered into a non-binding letter of intent with the LOI Target, circumstances warrant providing public stockholders an opportunity to consider a business combination. As of the date of this proxy statement, we are not a party to any agreements in connection with a business combination.

Upon conversion of the founder shares to Class A Common Stock, such Class A Stock Common converted from founder shares shall not be entitled to receive funds from the trust account through redemptions or otherwise.

Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension.

A copy of the proposed amendments to the charter of the Company is attached to this proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s charter provides that the Company can convert its Class B Common Stock to Class A Common Stock upon the consummation of a business combination on a one-for-one basis at the option holder. The purpose of the Founder Share Amendment is to allow the Company to convert the founder shares at any point in time prior to the business combination. This proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following the Extension.

The Company’s charter provides that approval of the Founder Share Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. We intend to hold another stockholder meeting prior to the appropriate date in order to seek stockholder approval of the business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved, we will not amend our charter to convert Class B Common Stock to Class A Common Stock to aid in effecting a business combination at the option of the holder. If the conversion is not approved, it is highly unlikely that we will consummate a business combination the appropriate date. If we have not consummated the business combination by this date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the trust account as a result of their ownership of the founder shares and warrants.

If the Company is unable to consummate a business combination by or before March 22, 2023, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive. And could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

If the Founder Share Amendment Proposal Is Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to allow conversion of Class B Common Stock to Class A Common Stock at a one-for-one ratio prior to a business combination at the option of the holder. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.

You are not being asked to vote on a business combination at this time. If the Founder Share Amendment is implemented, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the trust account if we have not consummated a business combination by the appropriate date.

Required Vote

The affirmative vote of holders of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class is required to approve the proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the proposal.

If you do not want the proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment.

Our Sponsor, all of our directors, officers and their affiliates, are expected to vote any common stock owned by them in favor of the proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, beneficially owned and were entitled to vote an aggregate of 9,234,399 shares, representing approximately 21.47% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the proposal.

Interests of the Company’s Directors and Officers

The existence of financial and personal interests of the Company’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what they may believe is in the best interests of the Company and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL NO. 4 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the business combination. Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. A copy of the proposed amendments to the charter is attached to this proxy statement in Annex A.

Reasons for the Redemption Limitation Amendment Proposal

The Company’s stockholders are being asked to adopt the proposed amendments to the charter, which, in the judgment of the Board, is necessary to facilitate the business combination. The charter limits the Company’s ability to consummate a business combination, or to redeem Class A Common Stock in connection with a business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation is to ensure that the shares of Class A Common Stock are not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the shares of Class A Common Stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the business combination. If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and there are significant requests for redemption (including as a result of the Extension Amendment Proposal redemptions) such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, we would be unable to consummate the business combination even if all contractual conditions to closing of the business combination are met.

Unless the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will not proceed with the Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking redemptions into account. The Company will also not proceed with the Extension if, on or before the Current Outside Date, the Company completes the business combination.

Required Vote

The affirmative vote of holders of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class is required to approve the proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the proposal.

If you do not want the proposal approved, you must abstain, not vote, or vote “AGAINST” the Redemption Limitation Amendment.

Our Sponsor, all of our directors, officers and their affiliates, are expected to vote any common stock owned by them in favor of the proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, beneficially owned and were entitled to vote an aggregate of 9,234,399 shares, representing approximately 21.47% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the proposal.

Interests of the Company’s Directors and Officers

The existence of financial and personal interests of the Company’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what they may believe is in the best interests of the Company and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL NO. 5 — THE LIQUIDATION AMENDMENT PROPOSAL

The proposed Liquidation Amendment would amend the charter to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than the Extended Date (or Additional Charter Extension Date, if applicable) (including prior to the Current Outside Date), as determined by our Board and included in a public announcement. Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. A copy of the proposed amendments to the charter is attached to this proxy statement in Annex A.

Reasons for the Liquidation Amendment Proposal

The Company is proposing to amend its charter to permit the Board to elect to wind up our operations on an earlier date and liquidate the trust account following filing of the amended charter and prior to the Extended Date (or Additional Charter Extension Date, if applicable) (including a date prior to the Current Outside Date), if it determines such action is in the best interests of stockholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior the Extended Date (or Additional Charter Extension Date, if applicable), as well as the planned implementation of the Excise Tax beginning in 2023.

The purpose of the Liquidation Amendment is to enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date (or Additional Charter Extension Date, if applicable) (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date (or Additional Charter Extension Date, if applicable), as well as the planned implementation of the Excise Tax beginning in 2023. While we are currently in active negotiations with respect to a business combination and have signed a non-binding letter of intent with the LOI Target, the Board currently believes that there will not be sufficient time before the Current Outside Date to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a potential business combination.

If the Liquidation Amendment Proposal Is Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved, the Liquidation Amendment in the form of Annex A hereto will, upon filing in Delaware, be effective and the trust account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the Extended Date (or Additional Charter Extension Date, if applicable), or until the Board determines that, in its sole discretion, it will not be able to consummate the initial business combination before the Extended Date (or Additional Charter Extension Date, if applicable) and does not wish to seek an additional extension.

If the Liquidation Amendment Proposal Is Not Approved

If the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are not approved and we have not consummated the initial business combination by the Current Outside Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by March 22, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

You are not being asked to vote on a business combination at this time. If the Liquidation Amendment is implemented, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the trust account if we have not consummated a business combination by the appropriate date.

Required Vote

The affirmative vote of holders of 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class is required to approve the proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the proposal.

If you do not want the proposal approved, you must abstain, not vote, or vote “AGAINST” the Liquidation Amendment.

Our Sponsor, all of our directors, officers and their affiliates, are expected to vote any common stock owned by them in favor of the proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, beneficially owned and were entitled to vote an aggregate of 9,234,399 shares, representing approximately 21.47% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the proposal.

Interests of the Company’s Directors and Officers

The existence of financial and personal interests of the Company’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what they may believe is in the best interests of the Company and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Liquidation Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Liquidation Amendment Proposal.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.

Recommendation of the Board

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us at February 3, 2023, the record date, regarding the beneficial ownership of our common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our executive officers and directors that beneficially owns our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 43,003,916 shares of common stock issued and outstanding, consisting of 34,603,539 shares of Class A Common Stock and 8,400,377 shares of the Class B Common Stock, as of February 3, 2023. The table below does not include the Class A Common Stock underlying the warrants included in the private placement units held or to be held by the Sponsor because such warrants are not exercisable within 60 days of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
Directors, Executive Officers and Founders
Forum Investors IV LLC(3)	9,234,399	21.47%
Marshall Kiev(3)	9,234,399	21.47%
David Boris(3)	9,234,399	21.47%
Neil Goldberg(4)	—	—
Richard Katzman(4)	—	—
Steven Berns(4)	—	—
Tory Kiam(4)	—	—
All executive officers and directors as a group (six individuals)	9,234,399	21.47%
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
Five Percent Holders
Citadel Advisors LLC(5)	3,586,320	8.34%
Saba Capital Management, L.P.(6)	5,267,751	12.25%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Forum Merger IV Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section of the initial public offering prospectus entitled “Description of Securities” and with respect to the interests held after the initial public offering, 834,022 shares of Class A Common Stock issuable pursuant to a private placement.

(3)      Represents shares held by Forum Investors IV LLC, our Sponsor. Each of our officers and directors, and a trust held for the benefit of family members of David Boris, is a member of our Sponsor. Forum Capital Management IV LLC is the managing member of our Sponsor and has voting and investment discretion with respect to the common stock held by our Sponsor. Marshall Kiev and David Boris are the managing members of Forum Capital Management IV LLC and may be deemed to have beneficial ownership of the common stock held directly by our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Does not include any shares held by our Sponsor. This individual is a member of our Sponsor, as described in footnote 3, but does not have voting or dispositive control over the shares held by our Sponsor.

(5)      According to a Schedule 13G/A filed on February 14, 2022 on behalf of Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, “Citadel”) with respect to shares of Class A Common Stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel shares beneficial ownership of the shares reported. The business address of Citadel is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(6)      According to a Schedule 13G filed on April 14, 2022 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (collectively with Saba Capital and Saba GP, “Saba”). Saba shares beneficial ownership of the shares reported. The business address of Saba is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445, (212) 739-7860, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment and the Liquidation Amendment by contacting us at the following address, telephone number or facsimile number:

Forum Merger IV Corporation
1615 South Congress Avenue, Suite 103
Delray Beach, Florida 33445
Tel: (212) 739-7860

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: FMIV.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than February 28, 2023.

Annex a

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FORUM MERGER IV CORPORATION

__________________

Pursuant to Section 245 of the
Delaware General Corporation Law

__________________

March 7, 2023

The undersigned, being a duly authorized officer of Forum Merger IV Corporation (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.        The name of the Corporation is “Forum Merger IV Corporation”.

2.        The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2021 (the “Original Certificate”). An amended and restated certificate of incorporation (as amended, the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 17, 2021.

3.        This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

4.        This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware.

5.        This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

6.        The text of Section 4.3(b)(i) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of holder of such shares of Class B Common Stock and (B) automatically on the closing of the Business Combination.”

7.        The text of Section 9.1(b) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on February 17, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation is unable to complete its initial Business Combination by April 22, 2023 (the “completion window”) (or up to November 22, 2023, if applicable in accordance with this Section 9.1(b)) or such earlier date as

Annex A-1

determined by the Board, in its sole discretion, and included in a public announcement) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination by the completion window, the Board may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis for up to seven times by an additional one month each time after April 22, 2023, by resolution of the Board if requested by Forum Investors IV LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023, provided that the Corporation will contribute funds from its working capital account, or if such working capital account is depleted, then the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will lend the Corporation, and the Corporation will deposit into the Trust Account, for each extension, the lesser of (a) $175,000 or (b) $0.05 for each Offering Share then outstanding, at the beginning of each month, for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each Offering Share then outstanding (if all extensions are exercised).”

8.        The text of Section 9.2(a) of the Amended and Restated Certificate is hereby deleted in its entirety:

“; provided, however, that the Corporation shall not redeem Offering Shares in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”).”

9.        The text of Section 9.2(d) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the completion window (or up to November 22, 2023, if applicable in accordance with Section 9.1(b) above) or such earlier date as determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

10.      The text of Section 9.2(e) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

Annex A-2

11.      The text of Section 9.2(f) of the Amended and Restated Certificate is hereby deleted in its entirety:

“(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.”

12.      The text of Section 9.7 of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“Additional Redemption Rights. If, in accordance with Section 9.1(a) hereof, any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the completion window (or up to November 22, 2023, if applicable in accordance with Section 9.1(b) above) or such earlier date as determined by the Board or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

Annex A-3

IN WITNESS WHEREOF, Forum Merger IV Corporation has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

FORUM MERGER IV CORPORATION
By:_________________________
Name:
Title:

Annex A-4

FORUM MERGER IV CORPORATION 1615 South Congress Avenue, Suite 103 Delray Beach, Florida 33445 NOTICE OF SPECIAL MEETING IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF FORUM MERGER IV CORPORATION Dear Stockholders of Forum Merger IV Corporation: The undersigned hereby appoints David Boris and Marshall Kiev (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Forum Merger IV Corporation (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting in lieu of the 2022 annual meeting of stockholders of the Company to be held at 10:30 a.m, local time, on March 7, 2023 as a virtual meeting virtually at https://www.cstproxy.com/forummergeriv/2023 (the “special meeting”), and at any adjournments and/or postponements thereof. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. (Continued and to be marked, dated and signed on reverse side) P R O X Y C A R D

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. Proposal No. 1 — The Extension Amendment Proposal — amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date (the “completion window”, and any extensions of that date pursuant to the Extension Amendment Proposal, an “Extension”) by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 22, 2023 (such date, the “Current Outside Date”) to April 22, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by Forum Investors IV LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 (each, an “Additional Charter Extension Date”) or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto (we refer to this proposal as the “Extension Amendment Proposal”); Proposal No. 2 — The Director Election Proposal Elect Neil Goldberg Richard Katzman Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified (we refer to this proposal as the “Director Election Proposal”); Proposal No. 3 — The Founder Share Amendment Proposal — amend (the “Founder Share Amendment”) the charter to provide holders of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B Common Stock” and, collectively with the Class A Common Stock, the “common stock”) the right to convert any and all their Class B Common Stock into Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (we refer to this proposal as the “Founder Share Amendment Proposal”); Proposal No. 4 — The Redemption Limitation Amendment Proposal — amend (the “Redemption Limitation Amendment”) the charter to delete the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (we refer to this proposal as the “Redemption Limitation Amendment Proposal”); Proposal No. 5 — The Liquidation Amendment Proposal — amend (the “Liquidation Amendment”) the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement (we refer to this proposal as the “Liquidation Amendment Proposal”); and Proposal No. 6 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”). , 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If the share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominees on the line below.